Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

14. Subsequent Events:

Series A Convertible Preferred Shares Dividend Payments: During January through March 2023, the Company paid monthly cash dividends of $0.1615 per share on its outstanding Series A Convertible Preferred Shares, which aggregated to $208.

Sale of Vessel: On March 23, 2023 we sold the “Pyxis Malou”, a 2009 built 50,667 dwt. MR product tanker, for a sale price of $24.8 million in cash to an unaffiliated buyer located in the United Kingdom. After the repayment of the outstanding indebtedness secured by this vessel and the payment of various transaction costs, the Company received cash proceeds of approximately $18.9 million, which could be used for general corporate purposes, including additional debt repayment. Further, we agreed to prepay amount of $750 of the “Pyxis Lamda” loan to reduce the outstanding loan balance from $19,435 to $18,685.

Loan refinancing and Promissory Note repayment: On March 13, 2023, the Company completed the debt refinancing of the “Pyxis Karteria”, our 2013 built vessel with a $15.5 million five year secured loan from a new lender, Piraeus Bank, S.A. Loan principal is repayable over five years with quarterly amortization. The Loan is priced at SOFR plus 2.7% with standard terms and conditions. The net proceeds, after payment of closing fees and expenses, was used to repay bank debt on the vessel and the $3 million outstanding of the $6 million Promissory Note due to Maritime Investors Corp., an affiliate of Mr. Valentis. In February, 2023, $3 million of this obligation was repaid.